Dreyfus
Variable
Investment Fund,
Disciplined Stock
Portfolio
Semi-Annual Report

June 30, 1997

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this semi-annual report for the Dreyfus Variable Investment Fund -- Disciplined Stock Portfolio for the six months ended June 30, 1997. Over this period your Fund produced a total return of 17.37%, based upon net asset value per share,* which compares with a total return of 20.60% for the Standard & Poor's 500 Composite Stock Price Index over the same period.**

ECONOMIC REVIEW
   Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.
   Real Gross Domestic Product growth grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerated to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated in the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
   Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
   Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.

MARKET OVERVIEW
   It doesn't get much better than the performance of common stocks for the first half of 1997. When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of nearly 20%, the Dow Jones Industrial Average was up almost 19%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 index were up by 9.31%.
   All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.
   A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Federal Reserve, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.
   The best performing industries in the past six months included financial stocks, pharmaceuticals, semiconductor and computer shares and communications. Laggards included casino gambling, heavy construction, precious metals and electric utilities.
   As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down -- that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices.

PORTFOLIO FOCUS
   As stated in earlier reports, we use a quantitative valuation equity market model as a basic tool for managing the assets in the portfolio. Applying a long-term perspective, it is our policy to adhere closely to the discipline provided by this model. During the first four months of this year, the model's predictive power was less effective than in earlier months or in the two final months of the fiscal period. One result was that several S&P Index stocks not held in the portfolio, because they did not rank high enough in the valuation model, performed particularly well. These factors account for the Portfolio's underperforming that of our benchmark index.
   At the same time the Portfolio held some high-performing stocks during the six-month period. The five best performers were Fort Howard (82%), Clear Channel Communications (70%), Microsoft (53%), Xerox (50%) and Eli Lilly (50%).
   Our goal continues to be to outperform the S&P 500 Index while significantly controlling investment risks. Periods of underperformance will occur from time to time. Stock prices of individual securities will remain volatile; sectors will move in and out of favor. Fortunately, holders of this Portfolio can rest assured that their money is being managed under a disciplined process that is designed to participate in opportunities through individual stock selection and limit risk through sector-neutral diversification.
   This report contains detailed information on the management and performance of the Portfolio. We hope you will find it useful. Please know that we appreciate your confidence in Dreyfus Variable Investment Fund.

                                                     Sincerely,



                                                     Bert J. Mullins
                                                     Portfolio Manager
July 17, 1997
New York, N.Y.

 *Total return includes reinvestment of dividends and any capital gains paid.
   Does not reflect the deduction of charges and expenses associated with investing in variable insurance contracts.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                            June 30, 1997 (Unaudited)


Common Stocks--97.8%                                                                Shares             Value
-----------------------------------------------------------------------        ----------------     -----------
         Basic Industries--4.6%  Cytec Industries......................              1,000 (a)      $     37,374
                                 duPont (E.I.) de Nemours & Co.........              4,600               289,225
                                 Fort Howard...........................              2,900 (a)           146,813
                                 Great Lakes Chemical..................              1,600                83,800
                                 Imperial Chemical PlC, A.D.R..........              2,100               119,437
                                 Kimberly-Clark........................              1,600                79,600
                                 Lubrizol..............................              1,200                50,325
                                 Mead..................................              1,300                80,925
                                 Morton International..................              2,300                69,431
                                 Oakwood Homes.........................              1,700                40,800
                                 Praxair...............................              2,200               123,200
                                 Raychem...............................              1,200                89,250
                                 Rohm & Haas...........................              1,000                90,063
                                 Sealed Air............................                800 (a)            38,000
                                                                                                    ------------
                                                                                                       1,338,243
                                                                                                    ------------

        Business Services--5.0%  BMC Software..........................              1,000 (a)            55,375
                                 Cadence Design System.................              1,300 (a)            43,550
                                 Computer Associates International.....              2,600               144,788
                                 HBO & Co..............................              1,000                68,875
                                 Microsoft.............................              5,700 (a)           720,337
                                 Omnicom Group.........................              1,300                80,113
                                 Oracle................................              3,700 (a)           186,387
                                 PairGain Technologies.................              3,500 (a)            54,250
                                 Parametric Technology.................              1,200 (a)            51,075
                                 Sterling Commerce.....................              1,700 (a)            55,888
                                                                                                    ------------
                                                                                                       1,460,638
                                                                                                    ------------

        Capital Spending--18.3%  Adaptec...............................              3,100 (a)           107,725
                                 AlliedSignal..........................              1,600               134,400
                                 Applied Materials.....................                700 (a)            49,569
                                 Ascend Communications.................              1,000 (a)            39,375
                                 Avnet.................................                900                51,750
                                 Case..................................              2,350               161,856
                                 Caterpillar...........................              2,900               311,388
                                 Cisco Systems.........................              2,600 (a)           174,525
                                 Compaq Computer.......................              2,300 (a)           228,275
                                 Cummins Engine........................              1,300                91,731
                                 Dell Computer.........................                500 (a)            58,719
                                 EMC...................................              2,300 (a)            89,700
                                 Eaton.................................              1,900               165,894
                                 FMC...................................                800 (a)            63,550
                                 General Electric......................              8,800               575,300
                                 General Motors, Cl. H.................              2,400               138,600
                                 Hewlett-Packard.......................              2,000               112,000
                                 Illinois Tool Works...................              2,700               134,831
                                 Ingersoll-Rand........................              2,700               166,725
                                 Intel.................................              3,800               538,888



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                        June 30, 1997 (Unaudited)


Common Stocks (continued)                                                          Shares              Value
-----------------------------------------------------------------------        ---------------      -----------
  Capital Spending (continued)   International Business Machines.......              4,600          $    414,862
                                 KLA-Tencor............................              1,000 (a)            48,750
                                 Linear Technology.....................                900                46,575
                                 Lockheed Martin.......................              2,850               295,153
                                 Maxim Integrated Products.............                800 (a)            45,500
                                 Northrop Grumman......................              1,000                87,813
                                 Owens-Illinois........................              1,200 (a)            37,200
                                 PPG Industries........................              2,200               127,875
                                 Pitney Bowes..........................                800                55,600
                                 Raytheon..............................              2,700               137,700
                                 Seagate Technology....................              2,300 (a)            80,931
                                 Stratus Computer......................              1,400 (a)            70,000
                                 Sun Microsystems......................              1,700 (a)            63,272
                                 Tellabs...............................              2,600 (a)           145,275
                                 United Technologies...................              1,000                83,000
                                 Xerox.................................              2,500               197,187
                                                                                                    ------------
                                                                                                       5,331,494
                                                                                                    ------------

       Consumer Cyclical--11.4%  American Greetings, Cl. A.............              3,000               111,375
                                 Clear Channel Communications..........              1,000                61,500
                                 Cox Communications, Cl. A.............              2,500 (a)            60,000
                                 Dayton Hudson.........................              2,150               114,353
                                 Disney (Walt).........................              3,700               296,925
                                 Federated Department Stores...........              4,600 (a)           159,850
                                 Ford Motor............................              7,000               264,250
                                 Gannett...............................                800                79,000
                                 Gap...................................              4,600               178,825
                                 General Motors........................              3,100               172,631
                                 Goodyear Tire & Rubber................              1,300                82,306
                                 Lear..................................              2,400 (a)           106,500
                                 Liz Claiborne.........................              1,700                79,262
                                 Marriott International................              2,100               128,888
                                 NIKE, Cl. B...........................              2,200               128,425
                                 New York Times, Cl. A.................              3,700               183,150
                                 Nokia, A.D.S..........................              1,500               110,625
                                 Promus Hotel..........................              1,200 (a)            46,500
                                 Safeway...............................              3,750 (a)           172,969
                                 Sears, Roebuck........................              3,900               209,625
                                 TJX Cos...............................              7,200               189,900
                                 Tandy.................................              1,700                95,200
                                 Time Warner...........................              1,500                72,375
                                 Wal-Mart Stores.......................              6,400               216,400
                                                                                                    ------------
                                                                                                       3,320,834
                                                                                                    ------------

        Consumer Staples--12.0%  Avon Products.........................              2,300               162,294
                                 Coca-Cola.............................             10,800               729,000
                                 Coca-Cola Enterprises.................              4,000                92,000
                                 Colgate-Palmolive.....................              2,600               169,650
                                 ConAgra...............................              3,000               192,375



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                June 30, 1997 (Unaudited)


Common Stocks (continued)                                                          Shares              Value
-----------------------------------------------------------------------        ---------------      -----------
  Consumer Staples (continued)   Dole Food.............................              2,300          $     98,325
                                 Gillette..............................              3,000               284,250
                                 Hershey Foods.........................              1,700                94,031
                                 PepsiCo...............................              6,800               255,425
                                 Philip Morris Cos.....................             12,100               536,938
                                 Procter & Gamble......................              2,950               416,688
                                 Ralston-Purina Group..................              2,100               172,594
                                 Unilever, N.V.........................              1,300               283,400
                                                                                                    ------------
                                                                                                       3,486,970
                                                                                                    ------------

                   Energy--9.2%  British Petroleum, A.D.S..............              1,700               127,288
                                 Centerior Energy......................              5,700                63,769
                                 Chesapeake Energy.....................              4,200                41,212
                                 Chevron...............................              5,000               369,688
                                 Coastal...............................              2,300               122,331
                                 Columbia Gas System...................              1,400                91,350
                                 Exxon.................................              3,500               215,250
                                 Halliburton...........................              1,000                79,250
                                 Kerr-McGee............................              1,300                82,388
                                 Noble Drilling........................              4,800 (a)           108,300
                                 Pennzoil..............................              1,400               107,450
                                 Phillips Petroleum....................              3,600               157,500
                                 Royal Dutch Petroleum.................             10,200               554,625
                                 Texaco................................              1,900               206,625
                                 Tidewater.............................              1,000                44,000
                                 Union Pacific Resources Group.........              2,700                67,163
                                 Unocal................................              3,200               124,200
                                 Williams Cos..........................              2,200                96,250
                                                                                                    ------------
                                                                                                       2,658,639
                                                                                                    ------------

               Financial--15.4%  ACE...................................              1,250                92,344
                                 AMBAC.................................                900                68,738
                                 AEGON, N.V............................                651                45,654
                                 Ahmanson (H.F.) & Co..................              2,000                86,000
                                 Allstate..............................              3,250               237,250
                                 Banc One..............................              5,400               261,562
                                 BankAmerica...........................              6,400               413,200
                                 BankBoston............................              2,140               154,213
                                 Barnett Banks.........................              2,000               105,000
                                 Bear Stearns Cos......................              4,358               148,989
                                 CIGNA.................................              1,100               195,250
                                 Chase Manhattan.......................              3,450               334,866
                                 Countrywide Credit Industries.........              2,500                77,969
                                 First Chicago NBD.....................              5,600               338,800
                                 General Re............................                400                72,800
                                 Hartford Financial Services Group.....              1,450               119,987
                                 Lehman Brothers Holdings..............              1,700                68,850
                                 Merrill Lynch.........................              3,900               232,538



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
-----------------------------------------------------------------------
Statement of Investments (continued)                                                   June 30, 1997 (Unaudited)


Common Stocks (continued)                                                          Shares              Value
-----------------------------------------------------------------------        ---------------      -----------
         Financial (continued)   Money Store...........................              3,000          $     86,063
                                 Old Republic International............              2,200                66,688
                                 PMI Group.............................                900                56,137
                                 PNC Bank..............................              5,700               237,262
                                 Providian Financial...................              1,600 (a)            51,400
                                 Salomon...............................              3,100               172,437
                                 SouthTrust............................              3,200               132,400
                                 Summit Bancorp........................              2,200               110,275
                                 SunAmerica............................              1,000                48,750
                                 Travelers Group.......................              5,333               336,312
                                 Union Planters........................              2,300               119,312
                                                                                                    ------------
                                                                                                       4,471,046
                                                                                                    ------------

             Health Care--11.0%  American Home Products................              2,900               221,850
                                 Amgen.................................              2,500               145,313
                                 Becton, Dickinson.....................              2,800               141,750
                                 Boston Scientific.....................                900 (a)            55,294
                                 Bristol-Myers Squibb..................              2,700               218,700
                                 Elan, A.D.S...........................              2,100 (a)            95,025
                                 Guidant...............................                800                68,000
                                 Health Management Association.........              2,500 (a)            71,250
                                 Johnson & Johnson.....................              5,700               366,938
                                 Lilly (Eli)...........................              3,400               371,663
                                 Merck & Co............................              3,100               320,850
                                 Oxford Health Plans...................              1,200 (a)            86,100
                                 Pfizer................................              3,400               406,300
                                 PhyCor................................              1,600 (a)            55,100
                                 Schering-Plough.......................              5,800               277,675
                                 SmithKline Beecham, A.D.S.............              1,200               109,950
                                 Tenet Healthcare......................              3,800 (a)           112,337
                                 United Healthcare.....................              1,550                80,600
                                                                                                    ------------
                                                                                                       3,204,695
                                                                                                    ------------

        Mining And Metals--1.3%  Alumax................................                900 (a)            34,144
                                 Aluminum Co. of America...............              1,050                79,144
                                 Freeport McMoRan Copper & Gold, Cl. B.              2,400 (a)            74,700
                                 Potash Corp. Saskatchewan.............              1,050                78,816
                                 USX-U.S. Steel Group..................              3,300               115,706
                                                                                                    ------------
                                                                                                         382,510
                                                                                                    ------------

           Transportation--1.4%  Canadian Pacific......................              6,400               182,000
                                 Continental Airlines Cl. B............              3,200 (a)           111,800
                                 Illinois Central......................              3,600               125,775
                                                                                                    ------------
                                                                                                         419,575
                                                                                                    ------------

                Utilities--8.2%  Ameritech.............................              3,400               230,988
                                 BellSouth.............................              6,900               319,987



Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
-----------------------------------------------------------------------
Statement of Investments (continued)                                                     June 30, 1997 (Unaudited)


Common Stocks (continued)                                                          Shares              Value
-----------------------------------------------------------------------        ---------------      -----------
         Utilities (continued)   CMS Energy............................                900          $     31,725
                                 Cable & Wireless, A.D.S...............              2,500                69,843
                                 Cincinnati Bell.......................              2,800                88,200
                                 Entergy...............................              4,800               131,400
                                 Florida Progress......................              3,500               109,593
                                 GPU...................................              4,200               150,675
                                 Illinova..............................              1,700                37,400
                                 NYNEX.................................              6,300               363,037
                                 SBC Communications....................              5,700               352,687
                                 Telefonos de Mexico, Cl. L, A.D.R.....              3,600               171,900
                                 Texas Utilities.......................              4,800               165,300
                                 WorldCom..............................              5,200 (a)           166,400
                                                                                                    ------------
                                                                                                       2,389,135
                                                                                                    ------------
                                 TOTAL COMMON STOCKS
                                   (cost $ 24,460,817).................                             $ 28,463,779
                                                                                                    ============

                                                                                Principal
Short-Term Investments--1.7%                                                     Amount
-----------------------------------------------------------------------         ---------
          U.S. Treasury Bills:   5.13%, 8/21/97........................         $  166,000          $    164,808
                                 5.10%, 9/18/97........................            337,000               333,246
                                                                                                    ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $498,207).....................                             $    498,054
                                                                                                    ============

TOTAL INVESTMENTS (cost $24,959,024)...................................              99.5%          $ 28,961,833
                                                                                   =======          ============

CASH AND RECEIVABLES (NET).............................................                .5%          $    133,567
                                                                                   =======          ============

NET ASSETS.............................................................             100.0%          $ 29,095,400
                                                                                   =======          ============

Notes to Statement of Investments:
-----------------------------------------------------------------------
(a) Non-income producing.



                       See notes to financial statements.


Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
------------------------------------------------------------------------
Statement of Assets and Liabilities                                                             June 30, 1997 (Unaudited)


                                                                                                   Cost            Value
                                                                                               ------------     ------------
ASSETS:                 Investments in securities--See Statement of Investments.                $24,959,024     $28,961,833
                        Cash...................................................                                     110,002
                        Receivable for investment securities sold..............                                      52,679
                        Dividends receivable...................................                                      29,075
                        Prepaid expenses.......................................                                          96
                                                                                                                -----------
                                                                                                                 29,153,685
                                                                                                                -----------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                                      25,989
                        Payable for investment securities purchased............                                      21,293
                        Accrued expenses.......................................                                      11,003
                                                                                                                -----------
                                                                                                                     58,285
                                                                                                                -----------
NET ASSETS  ...................................................................                                 $29,095,400
                                                                                                                ===========

REPRESENTED BY:         Paid-in capital........................................                                 $23,566,835
                        Accumulated undistributed investment income--net.......                                      83,860
                        Accumulated net realized gain (loss) on investments....                                   1,441,896
                        Accumulated net unrealized appreciation (depreciation)
                        on investments--Note 5 ................................                                   4,002,809
                                                                                                                -----------
NET ASSETS  ...................................................................                                 $29,095,400
                                                                                                                ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                   1,682,067

NET ASSET VALUE, offering and redemption price per share.......................                                      $17.30
                                                                                                                     ======

                       See notes to financial statements.


Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
-------------------------------------------------------------------------------
Statement of Operations                                                       Six Months Ended June 30, 1997 (Unaudited)



INVESTMENT INCOME

INCOME:                 Cash dividends (net of $2,563 foreign taxes
                           withheld at source).................................              $   197,226
                        Interest...............................................                   18,641
                                                                                             -----------
                              Total Income.....................................                                 $   215,867



EXPENSES:               Investment advisory fee--Note 4(a).....................                   90,110
                        Custodian fees--Note 4(a)..............................                   20,155
                        Auditing fees..........................................                   11,958
                        Prospectus and shareholders' reports...................                    6,622
                        Registration fees......................................                    1,852
                        Legal fees.............................................                      269
                        Trustees' fees and expenses--Note 4(b).................                      244
                        Loan commitment fees--Note 3...........................                      221
                        Shareholder servicing costs............................                      142
                        Miscellaneous..........................................                      434
                                                                                             -----------
                              Total Expenses...................................                                     132,007
                                                                                                                 ----------

INVESTMENT INCOME--NET.........................................................                                      83,860

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                        Net realized gain (loss) on investments................               $1,448,628
                        Net unrealized appreciation (depreciation) on investments              2,196,983
                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                   3,645,611
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                  $3,729,471
                                                                                                                 ==========


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                            Six Months Ended
                                                                              June 30, 1997        Year Ended
                                                                               (Unaudited)     December 31, 1996*
                                                                            ----------------   ------------------
OPERATIONS:
  Investment income--net...............................................       $    83,860       $    78,462
  Net realized gain (loss) on investments..............................         1,448,628            81,953
  Net unrealized appreciation (depreciation) on investments............         2,196,983         1,805,826
                                                                              -----------       -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations..         3,729,471         1,966,241
                                                                              -----------       -----------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................            --               (81,340)
  Net realized gain on investments.....................................           (85,807)             --
                                                                              -----------       -----------
        Total Dividends................................................           (85,807)          (81,340)
                                                                              -----------       -----------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................        15,156,468        16,230,589
  Dividends reinvested.................................................            85,807            81,340
  Cost of shares redeemed..............................................        (7,513,005)         (474,364)
                                                                              -----------       -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions   7,729,270        15,837,565
                                                                              -----------       -----------
        Total Increase (Decrease) in Net Assets........................        11,372,934        17,722,466

NET ASSETS:
  Beginning of Period..................................................        17,722,466            --
                                                                              -----------       -----------
  End of Period........................................................       $29,095,400       $17,722,466
                                                                              -----------       -----------
                                                                              -----------       -----------
Undistributed investment income--net...................................       $    83,860           --
                                                                              -----------       -----------

                                                                                Shares             Shares
                                                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................           957,019         1,228,430
  Shares issued for dividends reinvested...............................             5,782             5,423
  Shares redeemed......................................................          (479,276)          (35,311)
                                                                              -----------       -----------
      Net Increase (Decrease) in Shares Outstanding....................           483,525         1,198,542
                                                                              -----------       -----------
                                                                              -----------       -----------

-----------------
*From April 30, 1996 (commencement of operations) to December 31, 1996.


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                               Six Months Ended         Year Ended
                                                                                 June 30, 1997          December 31,
PER SHARE DATA:                                                                   (Unaudited)             1996(1)
                                                                               ----------------           -------
   Net asset value, beginning of period....................................        $14.79                 $12.50
                                                                                   ------                 ------
   Investment Operations:
   Investment income--net..................................................           .05                    .07
   Net realized and unrealized gain (loss)
      on investments.......................................................          2.51                   2.29
                                                                                   ------                 ------
   Total from Investment Operations........................................          2.56                   2.36
                                                                                   ------                 ------
   Distributions:
   Dividends from investment income--net...................................          --                     (.07)
   Dividends from net realized gain on investments.........................          (.05)                  --
                                                                                   ------                 ------
   Total Distributions.....................................................          (.05)                  (.07)
                                                                                   ------                 ------
   Net asset value, end of period..........................................        $17.30                 $14.79
                                                                                   ------                 ------
                                                                                   ------                 ------
TOTAL INVESTMENT RETURN....................................................         17.37%(2)              18.86%(2,3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................................           .54%(2)                .80%(2)
   Ratio of net investment income to average net assets....................           .35%(2)                .72%(2)
   Decrease reflected in above expense ratios
       due to undertaking by The Dreyfus Corporation.......................            --                    .16%(2)
   Portfolio Turnover Rate.................................................         60.56%(2)              30.62%(2)
   Average commission rate paid(4).........................................        $.0436                 $.0450
   Net Assets, end of period (000's Omitted)...............................       $29,095                $17,722

----------------------
(1) From April 30, 1996 (commencement of operations) to December 31, 1996.
(2) Not annualized.
(3) Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(4) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



   See notes to financial statements.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:
     Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Disciplined Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
     The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
     The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:
     (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.
     (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
     (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
     (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Variable Investment Fund, Disciplined Stock Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3--Bank Line of Credit:
     The Series participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:
     (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.
     The Series compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
     The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended June 30, 1997, $20,155 was charged by Mellon pursuant to the custody agreement.
     (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
     (C) BROKERAGE COMMISSIONS: During the period ended June 30, 1997, the Series incurred total brokerage commissions of $34,189 of which $15,792 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.

NOTE 5--Securities Transactions:
     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $21,715,320 and $13,963,731, respectively.
     At June 30, 1997, accumulated net unrealized appreciation on investments was $4,002,809, consisting of $4,208,751 gross unrealized appreciation and $205,942 gross unrealized depreciation.
     At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund,
Disciplined Stock Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      150SA976